UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 11, 2010

Gilead Sciences, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-19731	94-3047598
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

333 Lakeside Drive, Foster City, California		94404
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	650-574-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2010 annual meeting of the stockholders of Gilead Sciences, Inc. (Gilead) was held on May 11, 2010 in Millbrae, California. Of the 902,033,996 shares of our common stock entitled to vote at the meeting, 759,666,323 shares were represented at the meeting in person or by proxy, constituting a quorum. The voting results are presented below.

Our stockholders elected 13 directors to serve for the ensuing year and until their successors are elected and qualified, or until their earlier death, resignation or removal. The votes regarding the election of directors were as follows:

Name	Shares Voted For	Votes Withheld	Broker Non-Vote
Paul Berg.................................................	681,219,401	8,772,296	69,674,626
John F. Cogan..........................................	688,044,910	1,946,787	69,674,626
Etienne F. Davignon....................................	678,587,273	11,404,424	69,674,626
James M. Denny.......................................	678,694,512	11,297,185	69,674,626
Carla A. Hills..........................................	686,629,067	3,362,630	69,674,626
Kevin E. Lofton.......................................	687,270,671	2,721,026	69,674,626
John W. Madigan........................................	686,128,348	3,863,349	69,674,626
John C. Martin...........................................	673,494,855	16,496,842	69,674,626
Gordon E. Moore........................................	677,880,753	12,110,944	69,674,626
Nicholas G. Moore....................................	686,171,844	3,819,853	69,674,626
Richard J. Whitley....................................	680,636,373	9,355,324	69,674,626
Gayle E. Wilson.......................................	687,420,314	2,571,383	69,674,626
Per Wold-Olsen.......................................	680,592,518	9,399,179	69,674,626

Our stockholders ratified the selection of Ernst & Young LLP by the Audit Committee of our Board of Directors as our independent registered public accounting firm for the fiscal year ending December 31, 2010. There were 746,535,143 votes cast for the proposal, 12,146,723 votes cast against, 984,457 abstentions and no broker non-votes.

Our stockholders approved a stockholder proposal requesting the Board of Directors take steps to adopt majority voting standards in Gilead’s certificate of incorporation and by-laws. There were 572,282,889 votes cast for the proposal, 116,960,161 votes cast against, 748,647 abstentions and 69,674,626 broker non-votes.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gilead Sciences, Inc.

May 14, 2010	By:	/s/ Robin L. Washington

Name: Robin L. Washington
Title: Senior Vice President and Chief Financial Officer